UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 16, 2013

Save The World Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 State Street, Suite 500 Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 (Submission of Matters to a Vote of Security Holders)

The Registrant held its annual meeting of stockholders on December 16, 2013, at which time Charles Blum, Nathan Shelton, Ryan Zinke, Greggory Bigger, Mark Stubbs and Don Dickson were elected to Registrant’s Board of Directors.

The appointment of Registrant’s independent auditors, Weinberg & Co., P.A., to serve as Registrant’s auditors for the year ending December 31, 2013, was ratified.

Registrant’s proposal to amend its Articles of Incorporation to increase its authorized shares of common stock from 200 million to 300 million was approved.

Registrant’s proposal for a vote, on a non-binding advisory basis, on executive officer compensation and on Registrant’s compensation program was approved.

Registrant’s proposal for a vote, on a non-binding advisory basis, on whether a non-binding advisory vote on Registrant’s executive compensation and compensation program should be held every one (1), two (2) or three (3) years was determined by shareholders that such a vote should be held every three (3) years.

167,704,567 shares of Registrant’s common stock were entitled to vote. At the annual meeting, there were 102,450,329 shares of the Registrant’s common stock present in person and by proxy, and a quorum was represented at the annual meeting in person and by proxy. The following summarizes vote results for those matters submitted to the Registrant’s stockholders for action at the annual meeting:

1. Proposal to elect six (6) members of Registrant’s Board of Directors.

Director	For	Withheld

Charles R. Blum	58,533,722	2,748,159
Nathan Shelton	58,372,163	2,909,718
Ryan Zinke	59,905,538	1,376,343
Greggory Bigger	60,211,910	1.069,971
Mark Stubbs	60,319,515	962,366
Don Dickson	60,320,015	961,866

2. Proposal to ratify the appointment of Weinberg & Co., P.A. as Registrant’s independent accountants for the year ending December 31, 2013.

For	Against	Abstain
102,211,174	367,492	1,167,523

3. Proposal to amend the Articles of Incorporation of the Registrant to increase Registrant’s authorized shares of common stock from 200 million to 300 million.

For	Against	Abstain
96,000,202	4,809,942	1,640,185

4. Proposal on a non-binding, advisory basis, regarding compensation and compensation program for Registrant’s named executive officers.

For	Against	Abstain
50,664,809	3,999,146	6,617,926

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5. Proposal on a non-binding, advisory basis, regarding whether a non-binding advisory vote on the compensation and compensation program for Registrant’s named executive officers should be held every one (1), two (2) or three (3) years.

1 year	2 years	3 years
15,445,426	13,140,917	29,308,466

Item 8.01 (Other Events)

On December 16, 2013, Registrant’s Board elected Greggory Bigger to serve as Registrant’s Chairman of the Board on a permanent basis, as opposed to his prior status as interim Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVE THE WORLD AIR, INC.

Date: December 18, 2013	By:	/s/ Greggory Bigger
Name: Greggory Bigger Title: Chief Executive Officer

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